United States Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 7, 2010 (December 1, 2010)

Eastbridge Investment Group Corporation
(Exact name of registrant as specified in its charter)

Arizona	0-52282	86-1032927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258
 (Address of principal executive offices) (Zip Code)

(480) 966-2020
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 1, 2010, EastBridge Investment Group Corporation (the “Company”) entered into a Bridge Capital Raise Agreement with FIZZA, LLC (“FIZZA”). Pursuant to the Agreement, the Company has agreed to provide consulting services to FIZZA to assist FIZZA with raising bridge capital of up to $300,000. The Agreement will terminate upon notice at any time at least 60 days from the execution of the Agreement or when FIZZA has raised $300,000. FIZZA has agreed to make a cash payment to the Company and issue equity in FIZZA as compensation for the Company’s consulting services.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits
10.23	Bridge Capital Raise Agreement between EastBridge Investment Group Corporation and FIZZA, LLC, dated December 1, 2010 (confidential treatment requested for redacted portions)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastBridge Investment Group Corp., an Arizona corporation

Dated: December 6, 2010	By:	/s/ Norman Klein
Norman Klein
CFO